SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2011

RARUS MINERALS INC.

 (Exact name of registrant as specified in its charter)

Nevada	333-168925	27-3015109
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
2850 W. Horizon Ridge Parkway Suite 200 Henderson, NV 89052
(Address of principal executive offices)

(702) 430-4610
(Registrant’s Telephone Number)

(Former name or former address, if changed since last report)

Copy of all Communications to:

Carrillo Huettel, LLP

3033 Fifth Avenue, Suite 400

San Diego, CA 92103

phone: 619.546.6100

fax: 619.546.6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry Into a Material Definitive Agreement

 On August 23, 2011, Rarus Minerals Inc., a Nevada corporation (the "Company") issued a ten percent (10%) Promissory Note (the “First Note”) to Norriton Overseas, S.A. (“Norriton”) in the amount of thirty four thousand US dollars ($34,000), to evidence funds previously lent by Norriton to the Company on May 3, 2011.  The First Note earns simple interest accruing at ten percent (10%) per annum and is due upon ten (10) days written notice by Norriton.

On August 23, 2011, the Company issued a ten percent (10%) Promissory Note (the “Second Note”) to Norriton in the amount of thirty nine thousand nine hundred sixty five US dollars ($39,965), to evidence funds previously lent by Norriton to the Company on August 2, 2011.  The Second Note earns simple interest accruing at ten percent (10%) per annum and is due upon ten (10) days written notice by Norriton.

On August 23, 2011, the Company issued a ten percent (10%) Promissory Note (the “Third Note”) to Norriton in the amount of twenty four thousand nine hundred sixty five US dollars ($24,965), to evidence funds previously lent by Norriton to the Company on August 23, 2011.  The Third Note earns simple interest accruing at ten percent (10%) per annum and is due upon ten (10) days written notice by Norriton.

The description of the Notes is a brief summary only and is qualified in its entirety by the respective terms set forth therein. A copy of the First Note evidencing the May 3, 2011 loan is filed as Exhibit 10.1 to this Current Report on Form 8-K, a copy of the Second Note evidencing the August 2, 2011 loan is filed as Exhibit 10.2 to this Current Report on Form 8-K and a copy of the Third Note evidencing the August 23, 2011 loan is filed as Exhibit 10.3 to this Current Report on Form 8-K.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Form 8-K is incorporated herein by this reference.

Item 9.01

Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit
10.1	First Promissory Note issued to Norriton Overseas, S.A. dated August 23, 2011.
10.2	Second Promissory Note issued to Norriton Overseas, S.A. dated August 23, 2011.
10.3	Third Promissory Note issued to Norriton Overseas, S.A. dated August 23, 2011.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RARUS MINERALS INC.

Dated: August 26, 2011	By:	/s/ Manfred Ruf
Manfred Ruf
Chief Executive Officer

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